Exhibit 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Bay National Corporation (the "Company") each certifies that the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Hugh W. Mohler

Hugh W. Mohler
Chairman, President and Chief Executive Officer
August 12, 2003






/s/ Mark A. Semanie

Mark A. Semanie
Executive Vice President and Chief Financial Officer
August 12, 2003


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.




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